UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 2009


                     Energy Services of America Corporation
             (Exact name of Registrant as specified in its charter)

   Delaware                          001-32998              20-4606266
   --------                          ---------              ----------
  (State or Other Jurisdiction      (Commission             (I.R.S. Employer
   of Incorporation)                  File Number)           Identification No.)

            100 Industrial Lane, Huntington, West Virginia 25702-9694
            ---------------------------------------------------------
                    (Address of principal executive offices)

                                 (304) 399-6315
                                 --------------
               Registrant's telephone number, including area code

                    ----------------------------------------
          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     (c) On December 11, 2009 the Registrant's Board of Directors appointed Edsel R. Burns as Chief Executive Officer. Mr. Burns will retain the title of President of the Registrant. Mr. Marshall T. Reynolds remains the Chairman of the Board of the Registrant.

Item 8.01 Other Events

     On December 11, 2009 the Annual Meeting of Shareholders was held. At the Annual Meeting the following directors were reelected to the Board with the noted votes for and withheld. Each director was elected to serve for a term of one year:

                                    For                      Withheld
Marshall T. Reynolds            11,113,552                    208,829
Jack M. Reynolds                11,115,652                    206,729
Douglas V. Reynolds             11,115,652                    206,729
Edsel R. Burns                  11,118,552                    203,829
Neal W. Scaggs                  11,281,975                     40,406
Joseph L .Williams              11,284,975                     37,406
Richard M. Adams, Jr.           11,284,975                     37,406
Keith Molihan                   11,281,975                     40,406
Eric Dosch                      11,285,975                     36,406
James Shafer                    11,115,652                    206,729


Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of businesses acquired.

         Not Applicable.

     (b) Pro forma financial information.

         Not Applicable.

     (c) Shell Company Transactions.

         Not Applicable.

     (d) Exhibits. None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENERGY SERVICES OF AMERICA
                                        CORPORATION



DATE: December 11, 2009        By:   /s/ Edsel R. Burns
                                     -----------------------------------------
                                     Edsel R. Burns
                                     President
                                     (Duly Authorized Representative)